Effect of Vidofludimus Calcium, a Direct Nurr1 Activator and Selective DHODH Inhibitor, on Patient-Reported Outcomes (PRO) in Progressive MS: Data from Phase 2 CALLIPER Trial

A. Muehler Immunic AG, Gräfelfing, Germany

V. Sciacca Immunic AG, Gräfelfing, Germany

M. Ondrus Immunic AG, Gräfelfing, Germany

J. Myles Immunic AG, Gräfelfing, Germany

F. Ghadiri Immunic AG, Gräfelfing, Germany

A. Weerage Immunic AG, Gräfelfing, Germany

R. J. Fox Cleveland Clinic, Cleveland, OH, USA

Background & Objectives

- Nuclear receptor-related 1 (Nurr1) is a transcription factor that regulates pathways involved in neuronal survival, with emerging evidence supporting a protective role in neurodegenerative disease.
- Vidofludimus calcium (VidoCa) is a direct Nurr1 activator and selective dihydroorotate dehydrogenase (DHODH) inhibitor.
- In the placebo-controlled Phase 2 CALLIPER study in progressive multiple sclerosis (PMS), VidoCa showed clinically meaningful trends in reducing confirmed disability worsening and increasing confirmed disability improvement across the overall population and subgroups during the double-blind period.
- This analysis reports patient-reported outcomes (PROs) from the CALLIPER study.

Methods

CALLIPER was a randomized, double-blind, placebo-controlled Phase 2 trial that enrolled 467 participants aged 18–65 years with primary (PPMS; n=152) or secondary progressive multiple sclerosis (SPMS; n=315).

Participants were randomized 1:1 to receive vidofludimus calcium (VidoCa) 45 mg once daily (n=235) or placebo (n=232).

The double-blind treatment period ranged from 72 to 120 weeks.

Patient-reported outcomes (PROs), including depressive symptoms (Patient Health Questionnaire-9 [PHQ-9]) and treatment satisfaction (Treatment Satisfaction Questionnaire for Medication), were assessed every 24 weeks.

These endpoints were exploratory, and the study was not powered for formal statistical comparisons.

DHODH = dihydroorotate dehydrogenase; MRI = magnetic resonance imaging; MS = multiple sclerosis; Nurr1 = transcription factor nuclear receptor-related 1, PHQ-9 = Patient Health Questionnaire-9, PMS = progressive multiple sclerosis, PRO = patient-reported outcome, SPMS = secondary progressive multiple sclerosis, TSMQ = Treatment Satisfaction Questionnaire for Medication, VidoCa = vidofludimus calcium

Results

Patient Health Questionnaire-9 (PHQ-9)



Vidofludimus Calcium
Placebo
LS Mean Score
0
2
4
6
8
10
12
0
24
48
72
96
120
Weeks

Data presented as LS mean (standard error) of the average score

Change from Baseline in PHQ-9 – Total Score

	Baseline	Week 48	Week 72	Week 120
Vidofludimus Calcium	0	-0.786 (0.268)	-0.568 (0.273)	-1.777 (0.456)
Placebo	0	-0.347 (0.268)	-0.609 (0.277)	-0.525 (0.487)

Data presented as LS mean (standard error) of the change from baseline

Change from Baseline in PHQ-9 – Question 9: Thoughts You Be Better Off Dead

	Baseline	Week 48	Week 72	Week 120
Vidofludimus Calcium	0	-0.071 (0.01)	-0.064 (0.11)	-0.044 (0.031)
Placebo	0	-0.07 (0.01)	-0.074 (0.11)	-0.05 (0.034)

Data presented as LS mean (standard error) of the change from baseline

Treatment Satisfaction Questionnaire for Medication (TSQM)



Overall Score - Week 72
TSMQ Score (mean)
Effectiveness Score
Side Effect Score
Convenience Score
Global Satisfaction Score
Vidofludimus Calcium
Placebo



Overall Score - Week 96
TSMQ Score (mean)
Effectiveness Score
Side Effect Score
Convenience Score
Global Satisfaction Score
Vidofludimus Calcium
Placebo



TSMQ – Effectiveness Subscore
TSMQ Score (mean)
Week 48
Week 120
Vidofludimus Calcium
Placebo



TSMQ – Side Effects Subscore
TSMQ Score (mean)
Week 48
Week 120
Vidofludimus Calcium
Placebo

Conclusion

Treatment with vidofludimus calcium (VidoCa) was not associated with worsening depressive or suicidal thoughts compared with placebo.

Patient-reported treatment effectiveness was numerically higher with VidoCa, while reported side effect burden was similar between treatment arms.

Overall, these findings suggest a favorable patient-reported profile for VidoCa.

VS, MO, JM, FG and AW are employees of trial sponsor.

AM is a shareholder and former employee of trial sponsor and a holder of patents for the drug under investigation.

RJF reports personal consulting fees from Astoria Biologica, Biogen, Bristol Myers Squibb, Cognito, EMD Serono, Galvani, Immunic, INmune Bio, Kiniksa, Novartis, Sanofi, Siemens, and TG Therapeutics and has served on advisory committees for AB Science, Biogen, Immunic, Novartis, and Sanofi, and received clinical trial contract and research grant funding from Biogen, Novartis, and Sanofi.

Safety and Tolerability of Vidofludimus Calcium, a Direct Nurr1 Activator and Selective DHODH Inhibitor: Data from Phase 2 CALLIPER Trial

A. Muehler
Formerly Immunic, Inc./AG
USA / Germany

V. Sciacca
Immunic AG,
Gräfelfing, Germany

M. Ondrus
Immunic AG,
Gräfelfing, Germany

J. Myles
Immunic, Inc.,
New York, NY, USA

F. Ghadiri
Immunic AG,
Gräfelfing, Germany

A. Weerage
Immunic AG,
Gräfelfing, Germany

A. Lublin
Immunic, Inc.,
New York, NY, USA

R. J. Fox
Cleveland Clinic,
Cleveland, OH, USA

Background & Objectives

Nuclear receptor-related 1 (Nurr1) is a transcription factor that regulates genes that enhance neuronal survival and growing evidence supports its protective role in neurodegenerative diseases. Vidofludimus calcium is a direct activator of Nurr1 and selective inhibitor of dihydroorotate dehydrogenase (DHODH). vidofludimus calcium was tested in a Phase 2 study (CALLIPER) in progressive multiple sclerosis (PMS) patients. The results provided medically meaningful positive trends in confirmed disability worsening in the overall study population as well as across subpopulations and disability endpoints.

The objective of this poster is to present an overview of safety findings from the CALLIPER study.

Methods

CALLIPER was a randomized, double-blind, placebo-controlled trial, which enrolled 467 participants aged 18 to 65 years with primary progressive MS (PPMS; N=152) or secondary progressive MS (SPMS; N=315). Participants were randomized 1:1 to receive either 45 mg vidofludimus calcium (N=235) or placebo (N=232). The duration of double-blind treatment was up to 120 weeks with a minimum of 72 weeks.

Safety data, such as adverse events, vital signs and blood and urine laboratory tests were collected at baseline and in 12-week intervals.

DHODH = dihydroorotate dehydrogenase, EDSS = expanded disability status scale, MRI = magnetic resonance imaging; MS = multiple sclerosis; n = number, Nurr1 = transcription factor nuclear receptor-related 1, PMS = progressive multiple sclerosis, PPMS = primary progressive multiple sclerosis, SAE = serious adverse event, SPSM = secondary progressive multiple sclerosis, TEAE = treatment-emergent adverse event, ULN = upper limit of normal, yrs = years,

Results

Disposition, demographics, and clinical characteristics

	Placebo	Vidofludimus calcium
Disposition		
Randomized (n)	232	235
Duration of exposure (days)	586.5 (500.0 – 752.0)	591.2 (502.0 – 758.0)
Completed main treatment period	155 (66.8%)	167 (71.1%)
Discontinued main treatment prematurely	77 (33.2%)	68 (28.9%)
Demographics & clinical characteristics		
Female	149 (64.2%)	153 (65.1%)
Age (yrs)	51 (43 – 57)	51 (44 – 58)
White	231 (99.6%)	229 (97.9%)
Baseline EDSS	5.50 (4.50 – 6.00)	5.50 (4.50 – 6.00)
PPMS	75 (32.3%)	77 (32.8%)
Non-active SMPS	135 (57.4%)	133 (57.3%)
Active SPMS	24 (10.3%)	23 (9.8%)

Data expressed as n (%) or median (interquartile range)

TEAEs and SAEs

	Placebo	Vidofludimus calcium
Any TEAE	159 (68.5%)	163 (69.4%)
Urinary tract infection	36 (15.5%)	39 (16.6%)
Back pain	17 (7.3%)	9 (3.8%)
Headache	10 (4.3%)	16 (6.9%)
TEAE leading to discontinuation of study drug	6 (2.6%)	6 (2.6%)
Any SAE	15 (6.5%)	19 (8.1%)
Serious related SAE	2 (0.9%)	0
Death	0	0

Data expressed as n (%)

Liver, renal, and infectious TEAEs

	Placebo	Vidofludimus calcium
Any liver TEAE	12 (5.2%)	13 (5.5%)
AST >3X ULN	5 (2.2%)	5 (2.2%)
AST >5X ULN	5 (2.2%)	1 (0.4%)
AST >10 ULN	1 (0.4%)	1 (0.4%)
ALT >3X ULN	6 (2.6%)	7 (3.0%)
ALT >5X ULN	4 (1.7%)	2 (0.9%)
ALT >10X ULN	4 (1.7%)	1 (0.4%)
ALT/AST >3X ULN and total bilirubin 2X ULN	0	0
Any renal and urinary disorder	14 (6.0%)	14 (6.0%)
Proteinuria	1 (0.4%)	3 (1.3%)
Urinary incontinence	3 (1.3%)	0
Urinary tract inflammation	1 (0.4%)	2 (0.9%)
Infections and infestations	93 (40.1%)	95 (40.4%)
Urinary tract infection	36 (15.5%)	39 (16.6%)
Upper respiratory tract infection	11 (4.7%)	15 (6.4%)
Nasopharyngitis	14 (6.0%)	11 (4.7%)

Data expressed as n (%)

Conclusion

Overall, safety findings from the CALLIPER study demonstrated a similar incidence and spectrum of adverse events in vidofludimus calcium-treated patients with MS compared with placebo, consistent with observations from prior clinical studies of vidofludimus calcium in MS. Collectively, these results further support the favorable safety and tolerability profile of vidofludimus calcium.

AL, VS, MO, JM, FG and AW are employees of trial sponsor. AM is former employee of trial sponsor and holder of patents for the drug under investigation.

RJF reports personal consulting fees from Astoria Biologica, Biogen, Bristol Myers Squibb, Cognito, EMD Serono, Galvani, Immunic, INmune Bio, Kiniksa, Novartis, Sanofi, Siemens, and TG Therapeutics and has served on advisory committees for AB Science, Biogen, Immunic, Novartis, and Sanofi, and received clinical trial contract and research grant funding from Biogen, Novartis, and Sanofi.

Novel Unified Statistical Analyses for Confirmed Disability Changes in Multiple Sclerosis for Capturing Possible Neuroprotective Effects

Integrating Confirmed Disability Worsening and Improvement to Better Characterize Clinically Meaningful Disability Trajectories in MS

J. Myles
Immunic, Inc.,
New York, USA

M. Ondrus
Immunic AG,
Gräfelfing, Germany

A. Weerage
Immunic AG,
Gräfelfing, Germany

A. Muehler
Formerly Immunic, Inc./AG
USA / Germany

JM, MO, AW, are employees of trial sponsor. AM is a shareholder and former employee of trial sponsor and a holder of patents for the drug under investigation.

Background

- Vidofludimus calcium is a direct activator of Nurr1 (a transcription factor that regulates genes involved in neuronal survival) and a selective inhibitor of dihydroorotate dehydrogenase (DHODH).
- Its dual mechanism of action (MoA) is thought to combine neuroprotective, anti-inflammatory, and anti-viral effects to address key biological drivers of MS.
- Because this potential MoA may both prevent disability progression and enable recovery of function, endpoints that only capture confirmed worsening can underestimate treatment benefit.
- In the Phase 2 CALLIPER trial in progressive MS (PMS), vidofludimus calcium impacted both confirmed disability worsening (CDW) and confirmed disability improvement (CDI), supporting evaluation of unified disability endpoints that reflect net disability change over time (Figure 2).

Objectives

- To develop and assess Confirmed Disability Change (CDC), a novel unified disability endpoint, that integrates both confirmed worsening and improvement, tailored to therapies with potential neuroprotective mechanisms.

Methods

- A new endpoint, called Confirmed Disability Change (CDC), is proposed to incorporate both the prevention of CDW and promotion of CDI. Three models are proposed to analyze CDC:

  1. **Ordinal Categorical Analysis**
  2. **Time to Event**
  3. **Markov State Change Model**

- These models will be compared and contrasted to the mean Expanded Disability Status Scale (EDSS) change over time.

Disability Change Definitions over 24w

CDW	CDI	CDC
Δ +1.5 if EDSS = 0 Δ +1 if EDSS ϵ [0.5,5.5) Δ +0.5 if EDSS => 5.5	Δ -1 if EDSS ϵ [0.5,5.5) Δ -0.5 if EDSS => 5.5	-1 if CDW 0 if no confirmed Δ +1 if CDI

Figure 1: CALLIPER Baseline Characteristics

Baseline Patient Characteristics	Total (N=467)
Age [years], median (min-max)	51.0 (21-65)
Gender (n and % female)	302 (64.7%)
Race (n and % White)	460 (98.7%)
BMI [kg/m^2], median (min-max)	24.85 [14.0 - 46.6]
SDMT [points], median (min-max)	40 [8-80]
EDSS at Visit 1, median (min-max)	5.5 [2.5-6.5]
MS relapses during last 24 months, median (min-max)	0.0 [0-1]
Gd+ lesions at baseline MRI (%)	16.3%
Treatment duration, median	589 days



N=47
10.1%
N=152
32.5%
N=268
57.4%
Primary progressive MS
Non-active secondary progressive MS
Active secondary progressive MS
Total N=467

Figure 2: CALLIPER Time to 24w CDW and CDI



Strata — IMU-838 — Placebo
Proportion With 24wCDW
p = 0.24
Time Since Randomization (weeks)
Number at risk
IMU-838 235 212 184 119 74
Placebo 232 204 176 111 63

Kaplan-Meier curves of time to onset of 24-week CDP in PMS patients. Separation was seen between the groups but did not reach statistical significance.



Strata — IMU-838 — Placebo
Proportion With 24wCDW
p = 0.032
Time Since Randomization (weeks)
Number at risk
IMU-838 235 211 187 122 71
Placebo 232 217 188 121 65

Kaplan-Meier curves of time to onset of 24 week CDI in PMS patients. A nominally significant improvement was seen in patients treated with vidofludimus calcium (blue line).

Ordinal Categorical Analysis



Confirmed Disability Worsening. (CDW) -1
No Confirmed Change 0
Confirmed Disability Improvement (CDI) +1

- The ordinal categorical CDC endpoint was analyzed using a proportional odds ordinal categorical analysis model (cumulative logit model). The model included treatment group as a fixed effect and was adjusted for EDSS, age, and study indicator (for pooled analyses) at baseline, as applicable.
- The treatment effect was summarized using a common odds ratio (OR) with a two-sided 95% confidence interval and a nominal p-value.
- An OR greater than 1 indicates higher odds of being in a more favorable disability category (CDI over No Confirmed Change over CDW) for subjects treated with vidofludimus calcium (IMU-838) compared with placebo.

Results and Interpretations from the model:

- Vidofludimus calcium treated patients are 37% more likely than placebo patients to fall within a better confirmed disability state.
- Placebo patients are 1.6 times as likely to have worse disability status than vidofludimus calcium treated patients.

Time to Event Analysis

Results and Interpretations from the model:

- Due to the events occurring in opposite directions (improvement vs. worsening), the time to event model was less informative.

Markov State Change Model



A
B
C
Confirmed Disability Worsening -1
P[BA]
No Confirmed Change 0
P[BC]
Confirmed Disability Improvement +1

- The Markov state change model models the probability of transitioning from one state to another. For instance, transitioning from no confirmed change to CDW (P[BA]) or from no confirmed change to CDI (P[BC]).

	Placebo	vidofludimus calcium
Probability of worsening	0.178	0.136
Probability of improvement	0.034	0.081

Results and Interpretations from the model:

- The probability of transitioning to CDW is lower for the vidofludimus arm (smaller value in the table above).
- The probability of transitioning to CDI is higher for the vidofludimus calcium arm (higher value).

Conclusions

Confirmed Disability Change (CDC), a unified endpoint integrating confirmed disability worsening (CDW) and confirmed disability improvement (CDI), provides a more complete view of disability trajectories in progressive MS than conventional one-direction analyses.

Unified approaches integrating disability worsening and improvement may be particularly useful for evaluating therapies with potential neuroprotective effects, such as vidofludimus calcium.

In CALLIPER, confirmed Disability Change, a unified endpoint integrating confirmed disability worsening and confirmed disability improvement, provides a more complete view of disability trajectories in PMS than conventional one-direction analyses.

Nurr1 = transcription factor nuclear receptor-related 1; DHODH = dihydroorotate dehydrogenase; CDW = Confirmed Disability Worsening, CDI = Confirmed Disability Improvement; CDC = Confirmed Disability Change; EDSS= Extended Disability Status Score